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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 Current Report


                Filed pursuant to Section 12, 13, or 15(d) of the
                         Securities Exchange Act of 1934





       Date of Report (Date of earliest event reported) November 13, 1996




                               OWOSSO CORPORATION
                 ----------------------------------------------
                 (Exact name of issuer as specified in charter)





       PENNSYLVANIA                   0-25066                    23-2756709
(State or Other Jurisdiction         Commission               (I.R.S. Employer
    of Incorporation or              file number               Identification
       Organization)                                               Number)



         One Tower Bridge, 100 Front Street, West Conshohocken, PA 19428
                    (Address of principal executive offices)


                                 (610) 834-0222
              (Registrant's telephone number, including area code)





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Item 5.           Other Events.

                  On November 13, 1996, Owosso Corporation issued a press release concerning anticipated results of operations for the fiscal year ended October 28, 1996. A copy of the press release is being filed herewith as Exhibit 99.1.



Item 7.           Financial Statements, Pro Forma
                  Financial Information and Exhibits

   (c)            Exhibits

   99.1           Press Release of Owosso Corporation dated November 13,
                  1996.




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      OWOSSO CORPORATION


Date:  November 13, 1996              By:  /s/ John H. Wert, Jr.
                                         ------------------------------------
                                         John H. Wert, Jr., Senior Vice
                                         President - Finance and Chief
                                         Financial Officer

                                       -2-


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                                  EXHIBIT INDEX



Exhibit
  No.                                 Description
-------                               -----------

  99        Press Release of Owosso Corporation dated November
            13, 1996.